UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2022

WESTERN ASSET

HIGH INCOME FUND II INC. (HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. In addition, the Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries.

II	Western Asset High Income Fund II Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Fund II Inc. for the six-month reporting period ended October 31, 2022. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2022

Western Asset High Income Fund II Inc.	III

Performance review

For the six months ended October 31, 2022, Western Asset High Income Fund II Inc. returned -11.68% based on its net asset value (“NAV”)i and -10.18% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Globaliii, returned -4.71% and -9.26%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageiv returned -8.70% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.29 per share. As of October 31, 2022, the Fund estimates that 87% of the distributions were sourced from net investment income and 13% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of October 31, 2022. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2022 (unaudited)
Price Per Share	6-Month Total Return**
$4.89 (NAV)	-11.68	%†
$4.56 (Market Price)	-10.18	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.

IV	Western Asset High Income Fund II Inc.

Performance review (cont’d)

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XHGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2022

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund is also permitted purchases of equity securities. Equity securities generally

Western Asset High Income Fund II Inc.	V

have greater price volatility than fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 38 funds in the Fund’s Lipper category.

VI	Western Asset High Income Fund II Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2022 and April 30, 2022 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	1

Schedule of investments (unaudited)

October 31, 2022

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 129.0%
Communication Services — 23.6%
Diversified Telecommunication Services — 5.8%
Altice Financing SA, Senior Secured Notes	5.000%	1/15/28	3,260,000		$2,586,268	(a)
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	2,490,000		1,960,576	(a)
Altice France Holding SA, Senior Notes	6.000%	2/15/28	3,940,000		2,557,517	(a)
Altice France Holding SA, Senior Secured Notes	8.000%	5/15/27	420,000	EUR	304,035	(b)
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	4,030,000		3,149,163	(a)(c)
Altice France SA, Senior Secured Notes	5.125%	7/15/29	2,690,000		2,030,950	(a)(c)
Telecom Italia Capital SA, Senior Notes	6.000%	9/30/34	2,010,000		1,471,682	(c)
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	1,796,000		1,403,098
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	300,000		239,231
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,925,000		2,756,812	(a)(c)
Total Diversified Telecommunication Services					18,459,332
Interactive Media & Services — 0.2%
Match Group Holdings II LLC, Senior Notes	3.625%	10/1/31	780,000		595,686	(a)
Media — 10.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.250%	1/15/34	22,810,000		16,801,390	(a)(c)
Clear Channel Outdoor Holdings Inc., Senior Notes	7.750%	4/15/28	470,000		384,556	(a)
Clear Channel Outdoor Holdings Inc., Senior Notes	7.500%	6/1/29	940,000		741,190	(a)
DirecTV Financing LLC/DirecTV Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	1,910,000		1,723,689	(a)(c)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,140,000		1,976,076
DISH DBS Corp., Senior Notes	7.750%	7/1/26	7,659,000		6,476,795	(c)
DISH DBS Corp., Senior Notes	7.375%	7/1/28	2,410,000		1,831,142
DISH DBS Corp., Senior Notes	5.125%	6/1/29	1,180,000		795,501
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	2,500,000		2,197,469	(a)
VZ Secured Financing BV, Senior Secured Notes	5.000%	1/15/32	1,820,000		1,453,625	(a)
Total Media					34,381,433
Wireless Telecommunication Services — 6.8%
CSC Holdings LLC, Senior Notes	4.625%	12/1/30	9,580,000		6,913,574	(a)(c)
CSC Holdings LLC, Senior Notes	5.000%	11/15/31	3,380,000		2,414,747	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,200,000		2,273,678	(c)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,170,000		6,074,983	(c)

See Notes to Financial Statements.

2	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — continued
Sprint Corp., Senior Notes	7.875%	9/15/23	110,000		$111,952	(c)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	4,700,000		3,806,906	(a)(c)
Total Wireless Telecommunication Services					21,595,840
Total Communication Services					75,032,291
Consumer Discretionary — 23.7%
Auto Components — 4.4%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	2,143,000		1,923,482	(a)(c)
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	5,801,000		5,345,332	(c)
American Axle & Manufacturing Inc., Senior Notes	5.000%	10/1/29	1,170,000		952,482
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	6,100,000		5,823,426	(a)(c)
Total Auto Components					14,044,722
Automobiles — 0.3%
Ford Motor Credit Co. LLC, Senior Notes	3.625%	6/17/31	1,110,000		865,578
Diversified Consumer Services — 4.7%
APCOA Parking Holdings GmbH, Senior Secured Notes	4.625%	1/15/27	2,190,000	EUR	1,754,496	(b)
APCOA Parking Holdings GmbH, Senior Secured Notes	4.625%	1/15/27	670,000	EUR	536,764	(a)
Carriage Services Inc., Senior Notes	4.250%	5/15/29	3,100,000		2,390,224	(a)(c)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	6.250%	1/15/28	1,500,000		1,381,590	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,171,262
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	6,440,000		5,466,175	(a)(c)
WW International Inc., Senior Secured Notes	4.500%	4/15/29	2,270,000		1,251,252	(a)
Total Diversified Consumer Services					14,951,763
Hotels, Restaurants & Leisure — 13.1%
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	2,460,000	EUR	2,094,456	(a)
888 Acquisitions Ltd., Senior Secured Notes	7.558%	7/15/27	1,500,000	EUR	1,277,108	(b)
Carnival Corp., Senior Notes	7.625%	3/1/26	3,790,000		2,856,239	(a)(c)
Carnival Corp., Senior Notes	6.000%	5/1/29	2,310,000		1,535,994	(a)
Carnival Holdings Bermuda Ltd., Senior Notes	10.375%	5/1/28	50,000		50,719	(a)
Carrols Restaurant Group Inc., Senior Notes	5.875%	7/1/29	1,000,000		704,015	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	1,580,000		1,376,923	(a)
IRB Holding Corp., Senior Secured Notes	7.000%	6/15/25	1,480,000		1,480,873	(a)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

October 31, 2022

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	600,000		$571,568
Las Vegas Sands Corp., Senior Notes	3.900%	8/8/29	120,000		97,110
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	1,840,000		1,031,320	(a)
NCL Corp. Ltd., Senior Notes	3.625%	12/15/24	4,815,000		4,188,555	(a)(c)
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	2,370,000		1,945,379	(a)
NCL Corp. Ltd., Senior Notes	7.750%	2/15/29	3,620,000		2,892,163	(a)(c)
NCL Finance Ltd., Senior Notes	6.125%	3/15/28	2,220,000		1,729,369	(a)
Royal Caribbean Cruises Ltd., Senior Notes	5.375%	7/15/27	4,720,000		3,680,943	(a)(c)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	4/1/28	2,910,000		2,249,139	(a)(c)
Saga PLC, Senior Notes	3.375%	5/12/24	1,165,000	GBP	1,179,413	(b)
Saga PLC, Senior Notes	5.500%	7/15/26	970,000	GBP	745,450	(b)
Sands China Ltd., Senior Notes	3.350%	3/8/29	4,280,000		2,873,630
Sands China Ltd., Senior Notes	4.875%	6/18/30	1,280,000		914,809
Wynn Macau Ltd., Senior Notes	5.500%	1/15/26	590,000		410,050	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	2,700,000		1,654,425	(a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	2,490,000		1,512,401	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	2,640,000		2,577,960	(a)(c)
Total Hotels, Restaurants & Leisure					41,630,011
Multiline Retail — 0.5%
Marks & Spencer PLC, Senior Notes	3.750%	5/19/26	1,800,000	GBP	1,714,938	(b)
Specialty Retail — 0.7%
Guitar Center Inc., Senior Secured Notes	8.500%	1/15/26	190,000		166,398	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	3,790,000		2,123,082	(a)
Total Specialty Retail					2,289,480
Total Consumer Discretionary					75,496,492
Consumer Staples — 2.6%
Food & Staples Retailing — 1.0%
Bellis Acquisition Co. PLC, Senior Secured Notes	3.250%	2/16/26	3,190,000	GBP	2,990,500	(b)
Food Products — 1.6%
Bellis Finco PLC, Senior Notes	4.000%	2/16/27	1,000,000	GBP	806,510	(a)
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	2,500,000		2,196,358	(a)(c)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	2,245,000		2,197,406	(a)(c)
Total Food Products					5,200,274
Total Consumer Staples					8,190,774

See Notes to Financial Statements.

4	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 21.7%
Energy Equipment & Services — 0.3%
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	1,000,000	$881,555	(a)
Oil, Gas & Consumable Fuels — 21.4%
Apache Corp., Senior Notes	5.100%	9/1/40	1,130,000	917,549	(c)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	190,000	188,068	(a)(c)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	330,000	318,392	(c)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	240,000	215,760	(c)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,320,000	938,419	(c)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	8,960,000	5,472,499	(d)
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	4,081,000	2,938,320	(c)(e)(f)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	2,100,000	1,803,501	(c)(e)(f)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	3,930,000	3,269,249	(c)(e)(f)
EQM Midstream Partners LP, Senior Notes	4.500%	1/15/29	1,960,000	1,670,802	(a)(c)
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/30	950,000	925,157	(a)
EQM Midstream Partners LP, Senior Notes	4.750%	1/15/31	460,000	385,524	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	730,000	657,011	(c)
Howard Midstream Energy Partners LLC, Senior Notes	6.750%	1/15/27	1,000,000	908,757	(a)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	1,950,000	2,122,369	(c)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,900,000	1,897,283	(a)(c)
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	1,000,000	1,026,005	(c)
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	1,640,000	1,581,665	(c)
Occidental Petroleum Corp., Senior Notes	5.875%	9/1/25	1,190,000	1,200,377	(c)
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	980,000	996,087
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	1,330,000	1,282,492	(c)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	6,620,000	5,758,341	(c)
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	3,000,000	1,929,645	(a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	1,000,000	632,045
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	2,970,000	1,692,618
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,009,000	975,521
Range Resources Corp., Senior Notes	8.250%	1/15/29	710,000	738,794	(c)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,430,000	1,169,605	(a)(c)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2022

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes	8.500%	10/15/26	1,630,000	$1,566,789	(a)(c)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	1,150,000	1,143,934	(c)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	270,000	269,638	(c)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,560,000	1,361,412	(a)
Western Midstream Operating LP, Senior Notes	4.300%	2/1/30	2,690,000	2,371,302	(c)
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	1,540,000	1,246,923	(c)
Western Midstream Operating LP, Senior Notes	5.500%	2/1/50	10,952,000	8,550,178	(c)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,280,000	1,259,070	(c)
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	780,000	830,702	(c)
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,900,000	3,489,161	(c)
YPF SA, Senior Notes	8.500%	7/28/25	1,520,000	1,097,790	(a)
YPF SA, Senior Notes	6.950%	7/21/27	2,320,000	1,413,251	(a)
Total Oil, Gas & Consumable Fuels				68,212,005
Total Energy				69,093,560
Financials — 21.4%
Banks — 12.1%
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.625% to 1/24/32 then 10 year Treasury Constant Maturity Rate + 5.034%)	6.625%	1/24/32	8,490,000	6,380,235	(a)(c)(e)(f)
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	2,500,000	2,155,000	(e)(f)
Barclays PLC, Junior Subordinated Notes (7.750% to 9/15/23 then USD 5 year ICE Swap Rate + 4.842%)	7.750%	9/15/23	2,080,000	1,963,000	(c)(e)(f)
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	2,850,000	2,688,826	(e)(f)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	830,000	673,323	(a)(f)

See Notes to Financial Statements.

6	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	1,820,000	$1,764,972	(a)(c)(e)(f)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	2,500,000	2,266,074	(e)(f)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	2,510,000	2,505,728	(a)(c)(e)(f)
HSBC Holdings PLC, Subordinated Notes (8.113% to 11/3/32 then SOFR + 4.250%)	8.113%	11/3/33	1,730,000	1,729,073	(f)(g)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,180,000	2,058,751	(a)(c)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	4,250,000	3,962,006	(a)(c)
Intesa Sanpaolo SpA, Subordinated Notes (4.198% to 6/1/31 then 1 year Treasury Constant Maturity Rate + 2.600%)	4.198%	6/1/32	2,250,000	1,525,274	(a)(f)
Lloyds Banking Group PLC, Junior Subordinated Notes (6.750% to 6/27/26 then 5 year Treasury Constant Maturity Rate + 4.815%)	6.750%	6/27/26	3,820,000	3,481,968	(c)(e)(f)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	2,530,000	2,491,660	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	3,390,000	2,878,967	(a)(f)
Total Banks				38,524,857
Capital Markets — 4.9%
Credit Suisse Group AG, Junior Subordinated Notes (6.375% to 8/21/26 then 5 year Treasury Constant Maturity Rate + 4.822%)	6.375%	8/21/26	1,490,000	1,114,679	(a)(e)(f)
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	7,660,000	5,998,929	(a)(e)(f)
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	3,520,000	3,353,247	(a)(c)(e)(f)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2022

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
UBS Group AG, Junior Subordinated Notes (6.875% to 8/7/25 then USD 5 year ICE Swap Rate + 4.590%)	6.875%	8/7/25	2,350,000	$2,235,729	(b)(e)(f)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,820,000	2,734,591	(a)(c)(e)(f)
Total Capital Markets				15,437,175
Consumer Finance — 0.9%
Navient Corp., Senior Notes	5.875%	10/25/24	1,170,000	1,133,028	(c)
Navient Corp., Senior Notes	6.750%	6/15/26	1,990,000	1,881,217	(c)
Total Consumer Finance				3,014,245
Diversified Financial Services — 3.1%
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	8,380,000	6,747,181	(a)(h)
Huarong Finance 2017 Co. Ltd., Senior Notes (3 mo. USD LIBOR + 1.325%)	5.068%	7/3/23	880,000	851,506	(b)(f)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.500%	2/24/23	1,220,000	1,198,650	(b)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.125%	9/30/23	690,000	643,425	(b)
Huarong Finance II Co. Ltd., Senior Notes	4.875%	11/22/26	450,000	333,563	(b)
Total Diversified Financial Services				9,774,325
Insurance — 0.4%
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,154,781	(a)(c)
Total Financials				67,905,383
Health Care — 10.4%
Health Care Providers & Services — 3.1%
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	12/15/27	650,000	527,842	(a)
CHS/Community Health Systems Inc., Senior Secured Notes	4.750%	2/15/31	1,460,000	980,193	(a)
HCA Inc., Senior Notes	7.500%	11/15/95	2,205,000	2,167,519	(c)
Legacy LifePoint Health LLC, Senior Secured Notes	4.375%	2/15/27	1,280,000	1,012,259	(a)
Tenet Healthcare Corp., Secured Notes	6.250%	2/1/27	2,430,000	2,323,517	(a)(c)
Tenet Healthcare Corp., Senior Notes	6.125%	10/1/28	3,390,000	2,939,554	(a)(c)
Total Health Care Providers & Services				9,950,884
Pharmaceuticals — 7.3%
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	3,420,000	1,333,390	(a)

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — continued
Bausch Health Cos. Inc., Senior Notes	5.250%	2/15/31	1,970,000		$777,864	(a)
Bausch Health Cos. Inc., Senior Secured Notes	4.875%	6/1/28	1,180,000		725,257	(a)
Cidron Aida Finco Sarl, Senior Secured Notes	5.000%	4/1/28	1,651,000	EUR	1,287,576	(a)
Cidron Aida Finco Sarl, Senior Secured Notes	6.250%	4/1/28	289,000	GBP	254,187	(a)
Par Pharmaceutical Inc., Senior Secured Notes	7.500%	4/1/27	1,050,000		805,142	*(a)(i)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	8,318,000		8,253,706	(c)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	4/15/24	1,160,000		1,148,841	(c)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,500,000		2,116,850	(c)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	7,300,000		6,282,088	(c)
Total Pharmaceuticals					22,984,901
Total Health Care					32,935,785
Industrials — 13.3%
Aerospace & Defense — 1.0%
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	3,220,000		3,280,310	(a)(c)
Airlines — 9.2%
American Airlines Group Inc., Senior Notes	3.750%	3/1/25	4,630,000		4,079,863	(a)(c)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	540,000		515,123	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	1,300,000		1,185,321	(a)(c)
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	5,160,000		5,109,462	(c)
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	1,070,000		1,012,937	(c)
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	880,000		899,796	(c)
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	7,670,000		7,778,792	(a)(c)
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	500,000		461,587	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	3,030,500		2,999,922	(a)(c)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

October 31, 2022

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	4,037,998		$4,106,240	(a)(c)
United Airlines Holdings Inc., Senior Notes	5.000%	2/1/24	980,000		956,769	(c)
Total Airlines					29,105,812
Building Products — 0.2%
Standard Industries Inc., Senior Notes	5.000%	2/15/27	540,000		489,459	(a)(c)
Commercial Services & Supplies — 1.9%
CoreCivic Inc., Senior Notes	8.250%	4/15/26	2,890,000		2,935,808	(c)
CoreCivic Inc., Senior Notes	4.750%	10/15/27	3,840,000		3,192,176	(c)
Total Commercial Services & Supplies					6,127,984
Machinery — 0.3%
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	1,190,000		1,114,036	(c)
Trading Companies & Distributors — 0.4%
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	1,020,000		863,160	(a)(c)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	302,000		295,051
Total Trading Companies & Distributors					1,158,211
Transportation Infrastructure — 0.3%
Gatwick Airport Finance PLC, Senior Secured Notes	4.375%	4/7/26	1,000,000	GBP	957,177	(b)
Total Industrials					42,232,989
Information Technology — 2.0%
Communications Equipment — 1.1%
CommScope Inc., Senior Notes	7.125%	7/1/28	4,010,000		3,405,744	(a)(c)
CommScope Technologies LLC, Senior Notes	6.000%	6/15/25	68,000		63,571	(a)(c)
Total Communications Equipment					3,469,315
Technology Hardware, Storage & Peripherals — 0.9%
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	1,700,000		1,688,555	(c)
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	850,000		821,568	(c)
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	495,000		458,422
Total Technology Hardware, Storage & Peripherals					2,968,545
Total Information Technology					6,437,860
Materials — 7.0%
Chemicals — 1.2%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	700,000		613,640	(b)(c)

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Chemicals — continued
INEOS Quattro Finance 1 PLC, Senior Notes	3.750%	7/15/26	3,000,000	EUR	$2,342,194	(b)
Orbia Advance Corp. SAB de CV, Senior Notes	5.875%	9/17/44	1,000,000		772,100	(a)(c)
Total Chemicals					3,727,934
Containers & Packaging — 2.7%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	1,000,000		719,940	(a)(h)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	4,470,000		3,149,070	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	5.250%	8/15/27	3,110,000		2,190,964	(a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,320,000		1,198,597
Trivium Packaging Finance BV, Senior Notes	8.500%	8/15/27	1,230,000		1,159,553	(a)
Total Containers & Packaging					8,418,124
Metals & Mining — 3.1%
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	3,200,000		3,010,691	(c)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	910,000		904,649	(c)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	3,870,000		3,184,952	(c)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,960,000		2,881,563	(d)
Total Metals & Mining					9,981,855
Total Materials					22,127,913
Real Estate — 2.0%
Equity Real Estate Investment Trusts (REITs) — 1.8%
Diversified Healthcare Trust, Senior Notes	9.750%	6/15/25	430,000		406,116	(c)
GEO Group Inc., Secured Notes	10.500%	6/30/28	830,000		831,154
Service Properties Trust, Senior Notes	5.500%	12/15/27	2,880,000		2,487,312	(c)
Service Properties Trust, Senior Notes	4.950%	10/1/29	1,630,000		1,184,696	(c)
Service Properties Trust, Senior Notes	4.375%	2/15/30	1,310,000		935,222
Total Equity Real Estate Investment Trusts (REITs)					5,844,500
Real Estate Management & Development — 0.2%
China Aoyuan Group Ltd., Senior Secured Notes	7.950%	2/19/23	630,000		23,625	*(b)(i)
China Aoyuan Group Ltd., Senior Secured Notes	7.950%	6/21/24	1,000,000		41,832	*(b)(i)
Country Garden Holdings Co. Ltd., Senior Secured Notes	8.000%	1/27/24	1,450,000		246,670	(b)
Times China Holdings Ltd., Senior Secured Notes	6.750%	7/8/25	870,000		66,979	(b)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	6.000%	10/25/23	500,000		17,464	*(b)(i)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

October 31, 2022

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — continued
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	8.500%	2/26/24	500,000	$18,198	*(b)(i)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	8.375%	10/30/24	1,100,000	35,200	*(b)(i)
Total Real Estate Management & Development				449,968
Total Real Estate				6,294,468
Utilities — 1.3%
Electric Utilities — 0.3%
InterGen NV, Senior Secured Notes	7.000%	6/30/23	520,000	509,621	(a)
Pampa Energia SA, Senior Notes	7.500%	1/24/27	450,000	372,370	(a)
Total Electric Utilities				881,991
Gas Utilities — 1.0%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	3,500,000	3,312,422	(c)
Total Utilities				4,194,413
Total Corporate Bonds & Notes (Cost — $419,296,636)				409,941,928
Sovereign Bonds — 9.8%
Angola — 0.6%
Angolan Government International Bond, Senior Notes	8.000%	11/26/29	2,200,000	1,794,232	(a)
Argentina — 1.3%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	558,141	115,837
Provincia de Buenos Aires, Senior Notes, Step bond (5.250% to 9/1/23 then 6.375%)	5.250%	9/1/37	3,601,974	1,098,229	(a)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	790,000	604,350	(b)
Provincia de Cordoba, Senior Notes	6.875%	12/10/25	300,000	229,500	(a)
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	3,070,000	1,904,014	(a)
Total Argentina				3,951,930
Bahamas — 0.7%
Bahamas Government International Bond, Senior Notes	9.000%	6/16/29	1,390,000	1,008,163	(a)
Bahamas Government International Bond, Senior Notes	6.950%	11/20/29	1,700,000	1,051,875	(a)
Total Bahamas				2,060,038
Costa Rica — 0.1%
Costa Rica Government International Bond, Senior Notes	7.158%	3/12/45	460,000	398,826	(a)

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Dominican Republic — 0.8%
Dominican Republic International Bond, Senior Notes	4.875%	9/23/32	3,330,000		$2,578,270	(a)
Ecuador — 0.5%
Ecuador Government International Bond, Senior Notes, Step bond (2.500% to 7/31/23 then 3.500%)	2.500%	7/31/35	4,440,000		1,644,999	(a)
Egypt — 0.4%
Egypt Government International Bond, Senior Notes	7.300%	9/30/33	2,230,000		1,399,836	(a)
Ghana — 0.1%
Ghana Government International Bond, Senior Notes	7.875%	2/11/35	1,080,000		309,895	(a)
Ivory Coast — 0.3%
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	1,000,000		784,946	(a)
Jordan — 0.7%
Jordan Government International Bond, Senior Notes	7.750%	1/15/28	1,000,000		969,250	(a)
Jordan Government International Bond, Senior Notes	5.850%	7/7/30	1,540,000		1,280,156	(a)
Total Jordan					2,249,406
Mexico — 2.2%
Mexican Bonos, Bonds	7.750%	5/29/31	156,870,000	MXN	6,977,152
Nigeria — 0.2%
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	1,130,000		731,562	(b)
Oman — 0.2%
Oman Government International Bond, Senior Notes	5.625%	1/17/28	800,000		765,217	(a)
Russia — 1.1%
Russian Federal Bond — OFZ	7.050%	1/19/28	239,980,000	RUB	1,933,763	*(i)
Russian Federal Bond — OFZ	6.900%	5/23/29	176,840,000	RUB	1,424,980	*(i)
Total Russia					3,358,743
Turkey — 0.6%
Turkey Government International Bond, Senior Notes	5.125%	2/17/28	2,400,000		1,947,398
Ukraine — 0.0%††
Ukraine Government International Bond, Senior Notes	7.375%	9/25/34	800,000		129,000	(a)
Total Sovereign Bonds (Cost — $35,271,255)					31,081,450

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

October 31, 2022

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 7.8%
U.S. Government Obligations — 7.8%
U.S. Treasury Notes	1.625%	5/31/23	1,000,000	$983,281	(d)
U.S. Treasury Notes	2.750%	8/31/23	4,000,000	3,941,722	(d)
U.S. Treasury Notes	0.750%	12/31/23	100,000	95,613
U.S. Treasury Notes	1.500%	2/29/24	5,000,000	4,800,586	(d)
U.S. Treasury Notes	2.125%	3/31/24	2,000,000	1,932,305	(d)
U.S. Treasury Notes	1.500%	1/31/27	5,000,000	4,456,836	(d)
U.S. Treasury Notes	1.875%	2/28/27	5,900,000	5,338,809	(d)
U.S. Treasury Notes	2.750%	7/31/27	3,500,000	3,272,363
Total U.S. Government & Agency Obligations (Cost — $25,379,209)				24,821,515
Convertible Bonds & Notes — 2.7%
Communication Services — 2.1%
Media — 2.1%
DISH Network Corp., Senior Notes	2.375%	3/15/24	747,000	680,330
DISH Network Corp., Senior Notes	3.375%	8/15/26	8,793,000	6,102,342
Total Communication Services				6,782,672
Industrials — 0.6%
Airlines — 0.6%
Spirit Airlines Inc., Senior Notes	1.000%	5/15/26	2,230,000	1,852,015	(c)
Total Convertible Bonds & Notes (Cost — $9,923,320)				8,634,687
Senior Loans — 0.4%
Consumer Discretionary — 0.4%
Diversified Consumer Services — 0.4%
WW International Inc., Initial Term Loan (1 mo. USD LIBOR + 3.500%) (Cost — $1,734,115)	7.260%	4/13/28	2,250,000	1,465,312	(f)(j)(k)

		Expiration Date	Warrants
Warrants — 0.0%††
Financials — 0.0%††
Capital Markets — 0.0%††
EG Acquisition Corp., Class A Shares (Cost — $23,550)		5/28/28	24,596	5,411	*

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

Western Asset High Income Fund II Inc.

(Percentages shown based on Fund net assets)

Security		Shares	Value
Common Stocks — 0.0%††
Energy — 0.0%††
Energy Equipment & Services — 0.0%††
KCAD Holdings I Ltd. (Cost — $4,365,221)		533,873,172	$0	*(l)(m)(n)
Total Investments before Short-Term Investments (Cost — $495,993,306)			475,950,303

Rate
Short-Term Investments — 2.3%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $7,270,168)	2.996%	7,270,168	7,270,168	(o)(p)
Total Investments — 152.0% (Cost — $503,263,474)			483,220,471
Liabilities in Excess of Other Assets — (52.0)%			(165,362,620)
Total Net Assets — 100.0%			$317,857,851

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

October 31, 2022

Western Asset High Income Fund II Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(i)	The coupon payment on this security is currently in default as of October 31, 2022.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(m)	Security is valued using significant unobservable inputs (Note 1).

(n)	Value is less than $1.

(o)	Rate shown is one-day yield as of the end of the reporting period.

(p)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2022, the total market value of investments in Affiliated Companies was $7,270,168 and the cost was $7,270,168 (Note 10).

Abbreviation(s) used in this schedule:

EUR	—	Euro

GBP	—	British Pound

ICE	—	Intercontinental Exchange

LIBOR	—	London Interbank Offered Rate

MXN	—	Mexican Peso

OFZ	—	Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	—	Payment-In-Kind

RUB	—	Russian Ruble

SOFR	—	Secured Overnight Financing Rate

USD	—	United States Dollar

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

Western Asset High Income Fund II Inc.

At October 31, 2022, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Deutsche Bank AG	2.910%	8/24/2022	11/23/2022		$17,550,750	U.S. Government & Agency Obligations	$17,057,908
						Cash	431,267
Deutsche Bank AG	3.570%	10/21/2022	11/23/2022		4,425,000	U.S. Government & Agency Obligations	4,475,790
						Cash	108,733
Goldman Sachs Group Inc.	3.750%	9/23/2022	TBD	***	6,467,987	Corporate Bonds & Notes	6,550,533
						Cash	1,307,099
					$28,443,737		$29,931,330

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

***

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of October 31, 2022.

At October 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,500,990	EUR	1,500,000	Goldman Sachs Group Inc.	1/18/23	$8,671
USD	931,828	GBP	810,000	Goldman Sachs Group Inc.	1/18/23	338
USD	1,474,645	GBP	1,300,000	Goldman Sachs Group Inc.	1/18/23	(20,339)
USD	1,587,905	GBP	1,400,000	Goldman Sachs Group Inc.	1/18/23	(22,078)
USD	4,402,641	GBP	3,825,639	Goldman Sachs Group Inc.	1/18/23	3,203
USD	60,591	EUR	60,000	JPMorgan Chase & Co.	1/18/23	898
USD	109,256	EUR	110,000	JPMorgan Chase & Co.	1/18/23	(181)
USD	316,264	EUR	320,000	JPMorgan Chase & Co.	1/18/23	(2,097)
CAD	12,453	USD	9,119	Morgan Stanley & Co. Inc.	1/18/23	32
USD	1,203,181	EUR	1,200,000	Morgan Stanley & Co. Inc.	1/18/23	9,326
USD	2,845,478	EUR	2,832,054	Morgan Stanley & Co. Inc.	1/18/23	27,926
USD	3,188,179	EUR	3,200,000	Morgan Stanley & Co. Inc.	1/18/23	4,566
Total						$10,265

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

October 31, 2022

Western Asset High Income Fund II Inc.

Abbreviation(s) used in this table:

CAD	—	Canadian Dollar

EUR	—	Euro

GBP	—	British Pound

USD	—	United States Dollar

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

Statement of assets and liabilities (unaudited)

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $495,993,306)	$475,950,303
Investments in affiliated securities, at value (Cost — $7,270,168)	7,270,168
Foreign currency, at value (Cost — $689,652)	724,760
Cash	2,484,856
Receivable for securities sold	10,000,163
Interest receivable	8,357,367
Deposits with brokers for open reverse repurchase agreements	1,847,099
Unrealized appreciation on forward foreign currency contracts	54,960
Dividends receivable from affiliated investments	7,559
Deposits with brokers for futures contracts	1,002
Prepaid expenses	379,337
Total Assets	507,077,574

Liabilities:
Loan payable (Note 5)	142,000,000
Payable for open reverse repurchase agreements (Note 3)	28,443,737
Payable for securities purchased	14,452,172
Distributions payable	3,184,562
Interest expense payable	604,908
Investment management fee payable	328,412
Unrealized depreciation on forward foreign currency contracts	44,695
Directors’ fees payable	3,170
Accrued expenses	158,067
Total Liabilities	189,219,723
Total Net Assets	$317,857,851

Net Assets:
Par value ($0.001 par value; 64,991,059 shares issued and outstanding; 100,000,000 shares authorized)	$64,991
Paid-in capital in excess of par value	583,761,009
Total distributable earnings (loss)	(265,968,149)
Total Net Assets	$317,857,851

Shares Outstanding	64,991,059

Net Asset Value	$4.89

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended October 31, 2022

Investment Income:
Interest	$21,354,863
Dividends from affiliated investments	19,380
Less: Foreign taxes withheld	(53,203)
Total Investment Income	21,321,040

Expenses:
Interest expense (Notes 3 and 5)	2,247,143
Investment management fee (Note 2)	2,084,662
Legal fees	110,878
Transfer agent fees (Note 9)	95,702
Directors’ fees	65,688
Audit and tax fees	39,150
Commitment fees (Note 5)	38,784
Shareholder reports	15,730
Stock exchange listing fees	14,710
Custody fees	5,745
Fund accounting fees	4,033
Insurance	955
Miscellaneous expenses	4,666
Total Expenses	4,727,846
Less: Fee waivers and/or expense reimbursements (Note 2)	(964)
Net Expenses	4,726,882
Net Investment Income	16,594,158

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(33,677,218)
Futures contracts	59,566
Forward foreign currency contracts	830,012
Foreign currency transactions	(119,332)
Net Realized Loss	(32,906,972)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(23,229,152)
Forward foreign currency contracts	(242,596)
Foreign currencies	47,474
Change in Net Unrealized Appreciation (Depreciation)	(23,424,274)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(56,331,246)
Decrease in Net Assets From Operations	$(39,737,088)

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended October 31, 2022 (unaudited) and the Year Ended April 30, 2022	October 31		April 30

Operations:
Net investment income	$16,594,158		$31,812,263
Net realized loss	(32,906,972)		(1,164,451)
Change in net unrealized appreciation (depreciation)	(23,424,274)		(71,764,285)
Decrease in Net Assets From Operations	(39,737,088)		(41,116,473)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(19,096,246)		(31,284,412)
Return of capital	—		(3,301,743)
Decrease in Net Assets From Distributions to Shareholders	(19,096,246)		(34,586,155)

Fund Share Transactions:
Net proceeds from sale of shares (6,001,836 and 0 shares issued, respectively)	30,943,027	‡	—
Reinvestment of distributions (64,637 and 262,774 shares issued, respectively)	342,659		1,834,300
Increase in Net Assets From Fund Share Transactions	31,285,686		1,834,300
Decrease in Net Assets	(27,547,648)		(73,868,328)

Net Assets:
Beginning of period	345,405,499		419,273,827
End of period	$317,857,851		$345,405,499
‡	Net of rights offering costs of $86,465 (Note 8).

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	21

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2022

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(39,737,088)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(373,586,459)
Sales of portfolio securities	354,425,015
Net purchases, sales and maturities of short-term investments	(768,511)
Net amortization of premium (accretion of discount)	(5,037,251)
Decrease in receivable for securities sold	3,889,940
Increase in interest receivable	(642,384)
Increase in prepaid expenses	(311,468)
Increase in dividends receivable from affiliated investments	(7,061)
Increase in payable for securities purchased	2,270,050
Decrease in investment management fee payable	(26,059)
Decrease in Directors’ fees payable	(1,558)
Increase in interest expense payable	422,055
Increase in accrued expenses	37,499
Net realized loss on investments	33,677,218
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	23,471,748
Net Cash Used in Operating Activities*	(1,924,314)

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(18,456,330)
Proceeds from loan facility borrowings	142,000,000
Repayment of loan facility borrowings	(154,500,000)
Increase in payable for open reverse repurchase agreements	3,572,054
Proceeds from sale of shares	30,943,027
Net Cash Provided by Financing Activities	3,558,751
Net Increase in Cash and Restricted Cash	1,634,437
Cash and restricted cash at beginning of period	3,423,280
Cash and restricted cash at end of period	$5,057,717

*	Included in operating expenses is cash of $1,856,938 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2022
Cash	$3,209,616
Restricted cash	1,848,101
Total cash and restricted cash shown in the Statement of Cash Flows	$5,057,717

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$342,659

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2022[1,2]		2022[1]	2021[1]	2020[1]	2019[1]	2018[1]
Net asset value, beginning of period	$5.86		$7.15	$6.19	$7.31	$7.39	$7.78

Income (loss) from operations:
Net investment income	0.26		0.54	0.51	0.55	0.52	0.56
Net realized and unrealized gain (loss)	(0.89)		(1.24)	1.03	(1.11)	(0.06)	(0.37)
Total income (loss) from operations	(0.63)		(0.70)	1.54	(0.56)	0.46	0.19

Less distributions from:
Net investment income	(0.29)	[3]	(0.53)	(0.46)	(0.48)	(0.50)	(0.57)
Return of capital	—		(0.06)	(0.13)	(0.09)	(0.05)	(0.01)
Total distributions	(0.29)		(0.59)	(0.59)	(0.57)	(0.55)	(0.58)
Anti-dilutive impact of repurchase plan	—		—	—	0.01 [4]	0.01 [4]	—
Dilutive impact of rights offering	(0.05)	[5]	—	—	—	—	—
Anti-dilutive impact of tender offer	—		—	0.01 [6]	—	—	—

Net asset value, end of period	$4.89		$5.86	$7.15	$6.19	$7.31	$7.39
Market price, end of period	$4.56		$5.38	$7.09	$5.51	$6.69	$6.55
Total return, based on NAV[7,8]	(11.68)%		(10.66)%	25.68%	(8.11)%	6.77%	2.41%
Total return, based on Market Price[9]	(10.18)%		(17.20)%	40.48%	(10.02)%	11.29%	(4.15)%

Net assets, end of period (millions)	$318		$345	$419	$521	$622	$637

Ratios to average net assets:
Gross expenses	2.75%[10]		1.66%	1.59%	2.57%[11]	2.47%	1.97%
Net expenses[12]	2.75	[10,13]	1.66 [13]	1.59 [13]	2.55 [11,13]	2.45 [13]	1.97
Net investment income	9.65	[10]	7.87	7.37	7.76	7.31	7.26
Portfolio turnover rate	71%		55%	50%	66%	105%	91%

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2022[1,2]	2022[1]	2021[1]	2020[1]	2019[1]	2018[1]

Supplemental data:
Loan Outstanding, End of Period (000s)	$142,000	$154,500	$158,000	$208,000	$246,500	$235,000
Asset Coverage Ratio for Loan Outstanding[14]	324%	324%	365%	351%	352%	371%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[14]	$3,238	$3,236	$3,654	$3,506	$3,524	$3,710
Weighted Average Loan (000s)	$142,128	$155,075	$178,800	$241,971	$242,889	$239,548
Weighted Average Interest Rate on Loan	2.62%	0.89%	0.86%	2.58%	3.08%	2.17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2022 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

The repurchase plan was completed at an average repurchase price of $4.91 for 917,344 shares and $4,506,248 for the year ended April 30, 2020 and $5.98 for 1,047,640 shares and $6,268,230 for the year ended April 30, 2019.

[5]	The rights offering was completed at a price of $5.16 for 6,001,836 shares and $30,943,027 for the period ended October 31, 2022.

[6]	The tender offer was completed at a price of $7.01 for 25,577,060 shares and $179,295,192 for the year ended April 30, 2021.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[8]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Annualized.

[11]

Included in the expense ratios are certain non-recurring legal and transfer agent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.37% and 2.35%, respectively.

[12]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[13]	Reflects fee waivers and/or expense reimbursements.

[14]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily

26	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$409,941,928	—		$409,941,928
Sovereign Bonds	—	31,081,450	—		31,081,450
U.S. Government & Agency Obligations	—	24,821,515	—		24,821,515
Convertible Bonds & Notes	—	8,634,687	—		8,634,687
Senior Loans	—	1,465,312	—		1,465,312
Warrants	$5,411	—	—		5,411
Common Stocks	—	—	$0	*	0	*
Total Long-Term Investments	5,411	475,944,892	0	*	475,950,303
Short-Term Investments†	7,270,168	—	—		7,270,168
Total Investments	$7,275,579	$475,944,892	$0	*	$483,220,471
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$54,960	—		$54,960
Total	$7,275,579	$475,999,852	$0	*	$483,275,431

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$44,695	—		$44,695

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily,

28	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually

30	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments,

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2022, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $44,695. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer

32	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited and Western Asset Singapore do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

During the six months ended October 31, 2022, fees waived and/or expenses reimbursed amounted to $964, all of which was an affiliated money market fund waiver.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$339,130,559	$34,455,900
Sales	327,933,673	26,491,342

34	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

At October 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$503,263,474	$13,662,015	$(33,705,018)	$(20,043,003)
Forward foreign currency contracts	—	54,960	(44,695)	10,265

Transactions in reverse repurchase agreements for the Fund during the six months ended October 31, 2022 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$32,402,285	2.083%	$33,140,230

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.450% to 3.750% during the six months ended October 31, 2022. Interest expense incurred on reverse repurchase agreements totaled $345,039.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2022.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$54,960

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$44,695

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$59,566	—	$59,566
Forward foreign currency contracts	—	$830,012	830,012
Total	$59,566	$830,012	$889,578

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(242,596)

During the six months ended October 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$9,689,364
Forward foreign currency contracts (to buy)	3,146,468
Forward foreign currency contracts (to sell)	10,811,349

†	At October 31, 2022, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Goldman Sachs Group Inc.	$12,212	$(42,417)	$(30,205)	—	$(30,205)
JPMorgan Chase & Co.	898	(2,278)	(1,380)	—	(1,380)
Morgan Stanley & Co. Inc.	41,850	—	41,850	—	41,850
Total	$54,960	$(44,695)	$10,265	—	$10,265

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

36	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

5. Loan

Effective May 6, 2022, the Fund entered into a Margin Loan and Security Agreement (the “BofA Credit Agreement”) with the Bank of America, N.A. (“BofA”). The BofA Credit Agreement allows the Fund to borrow up to an aggregate amount of $220,000,000 and renews daily for a 179-day term unless notice to the contrary is given to the Fund. The Fund pays interest on borrowings calculated based on SOFR plus applicable margin. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.15% except that the commitment fee is 0.10% when the aggregate outstanding balance of the loan is equal to or greater than 50% of the maximum commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BofA. The BofA Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain material investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the BofA Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Credit Agreement for the October 31, 2022 was $1,876,017. For the period ended October 31, 2022, the Fund incurred commitment fees of $38,784. For the period ended October 31, 2022, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $142,000,000 and the weighted average interest rate was 2.66%. At October 31, 2022, the Fund had $142,000,000 of borrowings outstanding.

Prior to May 6, 2022, the Fund had a revolving credit agreement with Pershing LLC. The amended Credit Agreement allowed the Fund to borrow up to an aggregate amount of $300,000,000, subject to approval by BNYM, and renewed daily for a 180-day term unless notice to the contrary was given to the Fund. The Credit Agreement terminated on May 6, 2022. The Fund paid interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate means the Overnight Bank Funding Rate as reported by the New York Federal Reserve in the FR2420 Report of Selected Money Market Rates or any successor report or website. Prior to June 20, 2021, the interest on the loan was calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund was required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BNYM. The Fund’s Credit Agreement contained customary covenants that, among other things, limited the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement was subject to early termination under certain conditions and contained other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the period through May 6, 2022 was $24,792. For the period through May 6, 2022, the Fund had an average daily loan balance outstanding of $146,700,000 and the weighted average interest rate was 1.22%.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

6. Distributions subsequent to October 31, 2022

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/24/2022	11/1/2022	$0.0490
11/22/2022	12/1/2022	$0.0490
12/22/2022	12/30/2022	$0.0490
1/24/2023	2/1/2023	$0.0490
2/21/2023	3/1/2023	$0.0490

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended October 31, 2022 and the year ended April 30, 2022, the Fund did not repurchase any shares.

Since the commencement of the stock repurchase program through October 31, 2022, the Fund repurchased 1,964,984 shares or 2.28% of its common shares outstanding for a total amount of $10,774,478.

8. Capital shares

On March 29, 2022, the Fund announced that the Fund’s Board of Directors had approved a transferable rights offering (“Rights”) to common shareholders of record (“Record Date”) as of April 8, 2022. The Rights offering expired on May 6, 2022. Each Record Date stockholder received one right for each outstanding whole common share held. The Rights holders were entitled to purchase one additional share of common stock for every three Rights held (“Primary Subscription”) at the final subscription price (“Subscription Price”) per share. Stockholders who held fewer than three common shares on Record Date were entitled to subscribe for one common share, and fractional shares were not issued. The Subscription Price was determined based upon a formula equal to 92.5% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange (“NYSE”) on the expiration date and each of the four preceding trading days (“Formula Price”). If, however, the Formula Price was less than 90% of the net asset value per share of common stock at the close of trading on the NYSE on the expiration date, then the Subscription Price was 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on that day. Record Date stockholders who fully exercised their Rights in the Primary Subscription were eligible for an over-subscription privilege entitling those stockholders to subscribe for any additional shares of common stock not purchased pursuant to the Primary Subscription, subject to certain limitations, allotment and the right of the Board of Directors to have eliminated the over-subscription privilege. Holders of Rights acquired in the secondary market were not able to participate in the

38	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

oversubscription privilege. The Rights offering resulted in the issuance of 6,001,836 shares of common stock. The gross proceeds from the Rights offering were $31,029,492. The shares of common stock subscribed were issued on May 13, 2022. Costs incurred by the Fund in connection with the Rights offering were recorded as a prepaid expense and amortized on a pro-rata basis as a reduction to the net proceeds on the Statement of Changes in Net Assets.

9. Rights offering

On March 29, 2022, the Fund announced that the Fund’s Board of Directors had approved a transferable rights offering (“Rights”) to common shareholders of record (“Record Date”) as of April 8, 2022, to subscribe for additional shares of common stock for up to an aggregate offering price of $175,000,000. The Rights offering expired on May 6, 2022. Each Record Date stockholder received one right for each outstanding whole common share held. The Rights holders were entitled to purchase one additional share of common stock for every three Rights held (“Primary Subscription”) at the final subscription price (“Subscription Price”) per share. Stockholders who held fewer than three common shares on Record Date were entitled to subscribe for one common share, and fractional shares were not issued. The Subscription Price was determined based upon a formula equal to 92.5% of the average of the last reported sales price per share of the Fund’s common stock on the New York Stock Exchange (“NYSE”) on the expiration date and each of the four preceding trading days (“Formula Price”). If, however, the Formula Price was less than 90% of the net asset value per share of common stock at the close of trading on the NYSE on the expiration date, then the Subscription Price was 90% of the Fund’s net asset value per share of common stock at the close of trading on the NYSE on that day. Record Date stockholders who fully exercised their Rights in the Primary Subscription were eligible for an over-subscription privilege entitling those stockholders to subscribe for any additional shares of common stock not purchased pursuant to the Primary Subscription, subject to certain limitations, allotment and the right of the Board of Directors to have eliminated the over-subscription privilege. Holders of Rights acquired in the secondary market were not able to participate in the over-subscription privilege. The Rights offering resulted in the issuance of 6,001,836 shares of common stock. The gross proceeds from the Rights offering were $31,029,492. The Fund received the gross proceeds of the Rights offering less fees and expenses totaling $86,465. The shares of common stock subscribed were issued on May 13, 2022.

10. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

all or some portion of the six months ended October 31, 2022. The following transactions were effected in such company for the six months ended October 31, 2022.

	Affiliate Value at April 30, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$7,012,556	$85,040,540	85,040,540	$84,782,928	84,782,928

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$19,380	—	$7,270,168

11. Deferred capital losses

As of April 30, 2022, the Fund had deferred capital losses of $202,802,047, which have no expiration date, that will be available to offset future taxable capital gains.

12. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

13. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of

40	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At October 31, 2022, the Fund had 1.06% of its net assets invested in securities with significant economic risk or exposure to Russia.

Western Asset High Income Fund II Inc. 2022 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

14. Subsequent event

On December 9, 2022, the Fund filed a registration statement with the Securities and Exchange Commission authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $143,970,507. Under the equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the net proceeds from sale of shares on the Statement of Changes in Net Assets. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed. As of December 9, 2022, no shares of common stock were sold.

42	Western Asset High Income Fund II Inc. 2022 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Fund II Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore,” and together with Western Asset and Western Asset London, collectively, the “Sub-Advisers”), with respect to the Fund.

At an in-person meeting (the “Contract Renewal Meeting”) held on May 10-11, 2022, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton/Legg Mason Closed-end Funds”), certain portions of which are discussed below.

A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton/Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton/Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers. The information received and considered by the Board (including its various committees) in conjunction with the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.

Western Asset High Income Fund II Inc.	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

At a meeting held by videoconference on April 19, 2022, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton/Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. Following the April 19, 2022 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.

Board Approval of Management Agreement and Sub-Advisory Agreements

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Directors considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.

In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.

After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements were in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for an additional one-year period.

44	Western Asset High Income Fund II Inc.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Advisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London and Western Asset Singapore. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the

Western Asset High Income Fund II Inc.	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.

The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end high yield funds, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was below the median for the 1-, 5- and 10-year periods ended December 31, 2021, and was above the median for the 3-year period ended December 31, 2021. The Board noted the explanations from the Manager and the Sub-Advisers regarding the Fund’s relative performance versus the Performance Universe for the various periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”)

46	Western Asset High Income Fund II Inc.

payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Sub-Advisory Fee payable to Western Asset under its Sub-Advisory Agreement with the Manager is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London and Western Asset Singapore under their Sub-Advisory Agreements with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London and Western Asset Singapore does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was below the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was equal to the median compared on the basis of common share assets and was below the median compared on the basis of leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were below the median on the basis of both common share assets and leveraged assets. The Board took into account management’s discussion of the Fund’s expenses.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board

Western Asset High Income Fund II Inc.	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2021 and September 30, 2020. The Board also received profitability information with respect to the Franklin Templeton/Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager in the case of Western Asset and by Western Asset in the case of Western Asset London and Western Asset Singapore, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.

48	Western Asset High Income Fund II Inc.

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s shareholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Advisers, were reasonable.

Western Asset High Income Fund II Inc.	49

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

50	Western Asset High Income Fund II Inc.

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

Western Asset High Income Fund II Inc.	51

Western Asset

High Income Fund II Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson*

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Western Asset High Income Fund II Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

New York Stock Exchange Symbol

HIX

* Mr. Hutchinson served as a Director until his passing on October 28, 2022.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include the Western Asset Money Market Funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation; and

•	Online account access user IDs, passwords, security challenge question responses.

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds.

Revised October 2022

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2022

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

WAS0022 12/22 SR22-4541

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit  99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 23, 2022